                                                                   EXHIBIT 10.13




                                 CMP MEDIA INC.
                             1996 STOCK OPTION PLAN

                                    ARTICLE I
                            ESTABLISHMENT AND PURPOSE

      This stock option plan shall be known as the CMP MEDIA INC. 1996 STOCK OPTION PLAN (the "Plan"). The purpose of the Company in establishing the Plan is
(a) to secure for the Company and its stockholders the benefits of stock ownership by key employees of the CMP Group who contribute materially to its success; (b) to aid the CMP Group in attracting and retaining key employees; (c) to align more closely the personal interests of key employees with those of the Company and its stockholders; and (d) to motivate key employees to take a long-term view of the best interests of the CMP Group and contribute actively to its future growth in sales, profits and profitability, consistent with its corporate Principles. To attain these purposes, the Plan will permit the grant of nonqualified stock options to key employees of the CMP Group.

                                   ARTICLE II
                                 ADMINISTRATION

SECTION 2.1.    THE COMMITTEE.

      The Plan shall be administered by a Stock Option Committee consisting of not less than three (3) persons, who shall not be eligible to be granted Options under this Plan while serving as members thereof (the "Committee"). The Committee shall be designated by the Board of Directors, which may from time to time designate members in substitution for members previously designated and may fill vacancies, however caused, in the Committee.

SECTION 2.2.    AUTHORITY OF THE COMMITTEE.

      Except as limited by law or by the certificate of incorporation or bylaws of the Company as amended from time to time, and subject to all the provisions of the Plan, the Committee shall have full power to administer the Plan, including without limitation the power (a) to select the persons who shall become Participants in the Plan; (b) to determine the terms and conditions upon which and the price or prices at which Shares may be purchased from the Company, and any other terms or conditions of each Option, consistent with all the provisions of Plan; (c) to construe and interpret the provisions of the Plan and any agreement or instrument entered into under the Plan; (d) to establish, amend, rescind or waive rules and regulations for the Plan's administration; (e) subject to the provisions of Article X, to amend the terms and conditions of any outstanding Option to the extent such amended terms and conditions are consistent with the provisions of the Plan and are within the power of the Committee as provided herein; and (f) to take all such other action and make all such other determinations as may be necessary or advisable in order to administer the provisions of the Plan and effectuate the purposes hereof.

SECTION 2.3.    CONDUCT OF BUSINESS.

      The Committee shall hold its meetings at such times and places as it may determine. Any member or members of the Committee may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. It shall keep minutes of its meetings and shall cause such other records to be kept as may be necessary or advisable in connection with the proper administration of the

Plan. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may delegate its authority and duties hereunder to the extent permitted by law.

SECTION 2.4.    DECISIONS BINDING.

      All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company, its employees, officers and stockholders, the Affiliates, their respective employees, officers and stockholders, the Participants, and their estates, representatives and beneficiaries.

                                   ARTICLE III
                             SHARES SUBJECT TO PLAN

      Unless otherwise determined by the Board of Directors, the only stock issuable under the Plan shall be shares of the Class A Stock. Subject to the provisions of Article VIII, the maximum number of shares that may be issued upon the exercise of Options under the Plan shall be Three Thousand One Hundred Sixty Eight (3,168) shares, consisting of authorized but unissued shares, shares held in the Company's treasury, or a combination of the two (the "Shares"). If any Option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares subject thereto shall remain reserved for, and shall be available for, issuance upon the exercise of other Options under the Plan.

                                   ARTICLE IV
                          ELIGIBILITY AND PARTICIPATION

SECTION 4.1.    ELIGIBILITY.

      Every key employee of the CMP Group other than Michael S. Leeds, Daniel H. Leeds and Kenneth D. Cron shall be eligible to become a Participant in the Plan.

SECTION 4.2.    PARTICIPATION.

      Participants in the Plan shall be those eligible employees of the CMP Group whom the Committee shall designate from time to time to be granted Options in accordance with the provisions of the Plan.

                                    ARTICLE V
                                  STOCK OPTIONS

SECTION 5.1.    GRANT OF OPTIONS.

      (a) Subject to all the provisions of the Plan, the Company may grant an Option at any time and from time to time to any eligible employee of the CMP Group with respect to such number of Shares and upon such terms as the Committee shall determine.

      (b) All Options granted under the Plan shall be nonqualified stock options and are not intended to meet the requirements of Section 422 or Section 422A of the Code. Unless the Committee expressly determines that an Option shall not be designed to comply with the safe-harbor performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, the maximum number of Shares with respect to which an Option may be granted to any single Participant in any single taxable year of the Company shall be one thousand (1,000), subject to adjustment as provided in Section 8.1.

      (c) In selecting a key employee to be a Participant and in determining the number of Shares subject to any Option and the other terms and conditions thereof, the Committee shall give consideration to the responsibility of the Participant in the business of the CMP Group and the potential for the Participant to contribute materially to the future success of the CMP Group.

SECTION 5.2.    STOCK OPTION AGREEMENT.

      Each Option granted hereunder shall be evidenced by a written Stock Option Agreement that shall specify the number of Shares which are subject to the Option, the Option Price, the installments, if any, in which the Option shall vest and become exercisable, the date of expiration of the Option and such other terms and conditions as the Committee shall determine and as are consistent with the provisions of the Plan.

SECTION 5.3.    OPTION PRICE.

      Unless otherwise designated by the Committee in the Stock Option Agreement applicable to an Option, the Option Price with respect to such Option shall be equal to the Fair Market Value of a Share as of the date that such Option is granted; provided, however, that in no event shall the Option Price designated by the Committee with respect to any Option be less than seventy-five percent (75%) of the Fair Market Value of a Share as of the date that such Option is granted or, if greater, the par value of a Share.

SECTION 5.4.    EXPIRATION OF OPTIONS.

      Subject to the provisions of Section 5.9, each Option granted hereunder shall expire at such time as the Committee shall designate in the Stock Option Agreement applicable to such Option; provided, however, that it shall in any event expire no later than the tenth (10th) anniversary of the date it is granted.

SECTION 5.5.    EXERCISE OF OPTIONS.

      Each Option granted hereunder shall be exercisable at such times and upon such conditions as are designated in the Stock Option Agreement applicable to such Option. To exercise an Option in whole or in part, a Participant shall give the Company a written notice of exercise which specifies the number of Shares to be purchased and is accompanied by payment of the full Option Price for such Shares. An Option may be exercised with respect to fewer than all the Shares with respect to which it is then exercisable, but it may not be exercised with respect to less than a full Share.

SECTION 5.6.    PAYMENT FOR SHARES.

      Upon exercise of an Option with respect to any Shares, payment of the Option Price may be made (i) by delivering to the Company cash or its equivalent; (ii) by transferring and delivering to the Company shares of the Class A Stock, which shall be valued at their Fair Market Value (provided that, if such shares of Class A Stock were acquired by the Participant pursuant to the Plan, such Shares have been owned by the Participant for at least six (6) months prior to their transfer and delivery to the Company); (iii) by any other method that may be authorized by the Committee from time to time with respect to such Option; or (iv) by any combination of the foregoing methods of payment.

SECTION 5.7.    PAYMENT OF WITHHOLDING TAXES.

      As a precondition to the issuance of any Shares upon the exercise of an Option, the Company shall have the right and power to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes, domestic or foreign, that are required by law or regulation to be withheld by the Company as a result of such exercise. The Participant may discharge such obligation in whole or in part with respect to the minimum withholding-tax liability arising upon the exercise of an Option (but no more than such minimum) (a) by transferring and delivering to the Company shares of the Class A Stock, which shall be valued at their Fair Market Value; (b) with the prior approval of the Company, by authorizing the Company in writing to deduct and retain Shares, valued at their Fair Market Value, as of the date of exercise, from the Shares otherwise to be issued upon such exercise; or (c) by any combination of the foregoing methods of payment.

SECTION 5.8.    ISSUANCE OF SHARES.

      . (a) As soon as practicable after the exercise of an Option, including full payment for the Shares purchased pursuant thereto and the satisfaction of the withholding-tax liability arising from such exercise, all in accordance with the provisions of the Plan and the terms and conditions of the applicable Stock Option Agreement, the Company shall duly issue such Shares to the Participant and shall cause to be delivered to the Participant a stock certificate or certificates representing such Shares and bearing such restrictive legends as the Committee may deem necessary or appropriate to ensure compliance with all applicable laws, rules and regulations.

      (b) Notwithstanding anything to the contrary contained herein, the Company may, in its discretion, defer for not more than six (6) months the issuance and delivery of Shares otherwise deliverable hereunder until completion of the process of listing the Shares on a national exchange or the filing, registration or other qualification of the Shares under any state or federal law, rule or regulation as the Company may deem appropriate, provided that the Company diligently pursues such listing, registration or qualification. The Company may require any Participant to make such representations and furnish such information as the Company may deem appropriate in connection with the issuance or delivery of Shares, in compliance with all applicable laws, rules and regulations.

      (c) The Committee may impose such restrictions on any Shares purchased pursuant to the exercise of an Option as it may deem advisable, including without limitation restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, under any blue-sky or state securities laws applicable to such Shares and under any applicable stockholders' or other agreement.

SECTION 5.9.     TERMINATION OF EMPLOYMENT.

      (a) Unless otherwise determined by the Committee, if a Participant's employment with the CMP Group terminates as a result of his or her death, Disability or Dismissal Without Cause, each Option of the Participant may be exercised only to the extent of (i) the number of Shares with respect to which such Option was exercisable on the date of such termination of employment plus
(ii) the number of additional Shares with respect to which such Option would have been exercisable upon the vesting of the next scheduled installment, if any, of the Option as provided in the applicable Stock Option Agreement. In the event of the Participant's death or Disability, the Option shall remain exercisable to such extent for a period of two (2) years after the date of termination of employment or until the expiration date of the Option, whichever is earlier. In the event of the

Participant's Dismissal Without Cause, the Option shall remain exercisable to such extent for a period of six (6) months after the date of termination of employment or until the expiration date of the Option, whichever is earlier.

      (b) Unless otherwise determined by the Committee, if a Participant's employment with the CMP Group terminates as a result of his or her Retirement, each Option of the Participant shall remain exercisable and, to the extent not already vested, shall continue to vest in accordance with the Vesting Schedule for a period of three (3) years after the date of termination of employment or until the expiration date of the Option, whichever is earlier.

      (c) Unless otherwise determined by the Committee, if a Participant's employment with the CMP Group terminates for any reason other than death, Disability, Dismissal Without Cause or Retirement, all rights of the Participant in any Option, to the extent they have not already expired or been exercised, shall terminate and be extinguished immediately upon such termination of employment.

SECTION 5.10.    COMPETITION.

      Notwithstanding anything to the contrary contained in this Article V, if a Participant engages in competition (as defined in the applicable Stock Option Agreement) with the CMP Group, whether during or after his or her employment, all rights of the Participant in any Option, to the extent such rights have not already expired or been exercised, shall terminate and be extinguished immediately upon the commencement of such competition. In the event that a Participant exercises an Option at a time when he or she has already, without the Company's knowledge or consent, commenced engaging in competition with the CMP Group, the Company may, by notice given to the Participant, rescind and void such purported exercise, and the Participant shall return to the Company immediately upon demand any and all stock certificates representing Shares issued to him or her upon the exercise at such time of such Option and still owned by the Participant, in exchange for which the Company shall return to the Participant any consideration paid for such Shares. The Stock Option Agreements may include such other restrictive covenants as the Committee in its discretion deems necessary or appropriate for the reasonable protection of the CMP Group's business interests.

SECTION 5.11.    RESTRICTIONS ON TRANSFER OF OPTIONS.

      Unless otherwise designated by the Committee in the Stock Option Agreement applicable to an Option, such Option may not be sold, transferred, pledged, hypothecated, assigned or otherwise alienated or disposed of, other than by will or by the laws of descent and distribution. All Options exercisable during a Participant's lifetime shall be exercised only by such Participant.

SECTION 5.12.    OTHER BENEFIT PLANS.

      Neither the grant of an Option nor any income recognized upon exercise of an Option shall be deemed compensation to a Participant for the purposes of any other employee benefit plan of the CMP Group, unless such plan specifically so provides in referring to the Plan by name or the Board of Directors determines otherwise.

                                   ARTICLE VI
                             BENEFICIARY DESIGNATION

      Each Participant may, from time to time, designate a beneficiary or beneficiaries (who may be named contingently or successively) who shall acquire the Participant's rights under the Plan in case the Participant dies before exercising all of such rights. A Participant may designate such beneficiary or beneficiaries by giving the Company written notice thereof in a form prescribed by the Company. Each such designation shall revoke all prior designations by the Participant, and such notice shall be effective only when given to the Company during the Participant's lifetime. In the absence of an effective designation or if all duly designated beneficiaries predecease the Participant, any rights remaining unexercised at the Participant's death shall be exercised by the Participant's estate. In the event of a Participant's death, all actions that the Participant would otherwise be entitled to take under the Plan may be taken by the Participant's beneficiary or estate, as the case may be, and all references in this Plan to "Participant" shall, under such circumstances, be deemed to include such beneficiary or estate. Notwithstanding anything to the contrary contained herein, any designation of a beneficiary or beneficiaries that would adversely affect the Company's status as an S corporation at a time when it has elected to be treated as an S corporation for tax purposes shall be null and void.

                                   ARTICLE VII
                             RIGHTS OF PARTICIPANTS

      No Participant shall acquire any rights as a stockholder of the Company hereunder unless and until, and except to the extent that, a stock certificate representing Shares duly purchased by such Participant pursuant to the exercise of an Option hereunder has been issued to such Participant. Nothing in the Plan shall be deemed to confer upon any Participant the right to continued employment with the CMP Group or to limit in any way the right of the CMP Group or such Participant to terminate the employment of such Participant at any time and for any reason. For the purposes of the Plan, the transfer of a Participant's employment between the Company and an Affiliate or between Affiliates shall not be deemed a termination of employment. No employee of the CMP Group shall have the right to be selected to receive an Option under the Plan, and the granting of an Option to a Participant shall not confer on the Participant any right to be granted any additional Option in the future.

                                  ARTICLE VIII
                          CHANGES IN CAPITAL STRUCTURE
                            AND REDEMPTION OF SHARES

SECTION 8.1.    CHANGES IN CAPITAL STRUCTURE.

      In the event that the Company hereafter declares a dividend payable in, or subdivides or combines, shares of the Class A Stock, or engages in a recapitalization, reorganization, merger, consolidation, split-up, transfer of assets, combination or exchange of shares of Common Stock or any other event affecting the Common Stock, the Committee shall make appropriate adjustment in the number (including without limitation the aggregate numbers specified in Article III and Section 5.1(b)) and kind of shares that are or may become subject to Options granted or to be granted hereunder, and in the Option Price of Shares which are subject to Options granted hereunder, and shall take such other action as in its judgment shall be necessary or appropriate to equitably preserve each Participant's rights with respect to such Options substantially proportionate to his or her respective rights existing prior to such event. The decision of the Committee with respect to any matter referred to in this Section
8.1 shall be conclusive and binding upon Participants. The Company shall give each Participant written notice of any adjustments to an Option of the Participant or the terms and conditions thereof made pursuant to this Section
8.1. Nothing herein is intended to preserve a Participant's equity interest in the Company against dilution resulting from the issuance of additional securities by the Company subsequent to the grant of an Option.

SECTION 8.2.    REDEMPTION OF CLASS B STOCK.

      If any shares of the Class B Stock owned by any member of the Leeds Family are redeemed by the Company in accordance with the terms and provisions of the Shareholders' Agreement, then, in order to ensure that each Participant's percentage interest in the Company will remain the same as such interest would have been but for such redemption (the "Class B Stock Redemption"), the Company shall, promptly following the Class B Stock Redemption, adjust the number of the unissued Shares subject to each outstanding Option and, if a Participant then owns any issued Shares, redeem at a price equal to their par value (currently $.10 per share) a number of such issued Shares such that the adjustment of the number of such Participant's unissued Shares (the "Option Adjustment") and the redemption of issued Shares (the "Class A Stock Redemption") shall result in (a) the ratio of (i) the sum of the number of such unissued Shares and the number of such issued Shares outstanding immediately after the Option Adjustment and the Class A Stock Redemption to (ii) the total number of shares of Common Stock outstanding immediately after the Class A Stock Redemption being the same as (b) the ratio of (i) the sum of the number of such unissued Shares and the number of such issued Shares outstanding immediately prior to the Class B Stock Redemption to (ii) the total number of shares of Common Stock outstanding immediately prior to the Class B Stock Redemption. In such event, the Option Price with respect to the Shares subject to each outstanding Option shall also be adjusted so that the total amount payable upon the full exercise of such Option remain unchanged.

                                   ARTICLE IX
                                CHANGE IN CONTROL

SECTION 9.1.    TREATMENT OF OUTSTANDING OPTIONS.

In the event that there is a Change In Control and a Participant's employment with the CMP Group terminates as a result of his or her Dismissal Without Cause or Resignation For Good Reason within three (3) years after such Change In Control, then and in that event the rights of the Participant under all of his or her Options shall immediately become fully vested and all such Options shall remain fully exercisable until their respective expiration dates as set forth in the Stock Option Agreements applicable thereto.

SECTION 9.2.    NO AMENDMENT.

      Notwithstanding any other provision of the Plan or any provision of any Stock Option Agreement, the provisions of this Article IX may not be amended, modified, suspended or terminated in a manner that adversely affects any Option theretofore granted under the Plan to any Participant without the prior written consent of such Participant. In the event of a Change In Control, no changes in the Plan and no adjustments, determinations or other exercises of discretion that are made, pursuant to the Plan or otherwise, by the Committee subsequent to such Change In Control shall be effective if and to the extent that they would have the effect of diminishing the rights of any Participant under the Plan.

                                    ARTICLE X
                     AMENDMENT, MODIFICATION AND TERMINATION

SECTION 10.1.    AMENDMENT.

      Subject to the provisions of Section 9.2 and Section 10.2, the Board of Directors may at any time and from time to time amend, modify, suspend or terminate the Plan in whole or in part; provided, however, that, in the event that any securities of the Company are publicly held, no amendment which renders the grant or exercise of an Option non-exempt under Rule 16b-3 of the Securities Exchange Act of 1934, including any successor to such Rule, shall be made or be effective.

SECTION 10.2.    OPTIONS PREVIOUSLY GRANTED.

      Notwithstanding the provisions of Section 10.1, no amendment, modification, suspension or termination of the Plan shall be effective to the extent it adversely affects in any material way any Option previously granted under the Plan, unless the Participant holding such Option consents in writing thereto. Subject to the terms of the Plan, the Committee may modify the form, terms and conditions of any outstanding Option in such manner, not unfavorable to the Participant, as the Committee in its discretion may determine and, with respect to any Participant subject to foreign tax laws or regulations, the Committee may vary the form, terms and conditions of any Option as the Committee in its discretion may deem necessary or advisable to allow the Participant to qualify for favorable tax treatment under such foreign tax laws or regulations.

                                   ARTICLE XI
                                 INDEMNIFICATION

Any claim under the Plan shall be solely the obligation of the Company. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member (or on behalf of such member) in his or her capacity as a member of the Committee or by reason of any mistake of judgment made by him or her in good faith in such capacity. The Company shall indemnify each employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated and shall hold such person harmless against any loss, liability, claim, cost or expense (including reasonable attorneys' fees and any sum paid in settlement of a claim with the approval of the Board of Directors) incurred by or asserted against such person as a result of or arising out of any act or omission to act in connection with the Plan, unless arising out of such person's fraud or bad faith. The right of indemnification provided for in this
Article XI shall be in addition to any rights of indemnification to which such person may be entitled under the certificate of incorporation or bylaws of the Company, as a matter of law or otherwise, or any power that the Company may have to indemnify such person or hold him or her harmless.

                                   ARTICLE XII
                                DURATION OF PLAN

      The Plan shall commence effective on the date of its adoption by the Board of Directors and shall remain in effect, subject to the right of the Board of Directors to amend, modify, suspend or terminate the Plan pursuant to Article X, until all Shares have been issued in accordance herewith; provided, however, that in no event may an Option be granted under the Plan after December 31, 2005. Any Options granted prior to approval of the Plan by the stockholders of the Company shall be made subject to such approval.

                                  ARTICLE XIII
                                   DEFINITIONS

      "Affiliates" shall mean shall mean all entities controlling, controlled by or under common control with the Company.

      "Board of Directors" shall mean the Board of Directors of the Company.

      "Change In Control" shall mean a direct or indirect transfer of fifty percent (50%) or more of the voting control of the Company or the sale of substantially all of the assets of the Company, in one or more transactions, to
(a) one or more persons who are not (i) members of the Leeds Family or (ii) spouses, children or grandchildren of members of the Leeds Family and/or (b) one or more entities which are not controlled by (i) one or more members of the Leeds Family or (ii) one or more of the spouses, children or grandchildren of members of the Leeds Family.

      "Class A Stock" shall mean the Class A Common Stock of the Company.

      "Class A Stock Redemption" shall have the meaning specified in Section
8.2.

      "Class B Stock" shall mean the Class B Common Stock of the Company.

      "Class B Stock Redemption" shall have the meaning specified in Section
8.2.

      "Closing Price" shall mean the last-quoted price at which shares of Class A Stock were traded at the close of business on a national securities exchange or the

National Association of Securities Dealers Automated Quotation National Market System.

      "CMP Group" shall mean the Company or any of its Affiliates.

      "Code" shall mean the Internal Revenue Code of 1986, as amended.

      "Committee" shall have the meaning specified in Section 2.1.

      "Common Stock" shall mean all the classes of the Common Stock of the Company collectively.

      "Company" shall mean CMP Media Inc., a Delaware corporation, or any successor thereto.

      "Disability" shall mean a physical or mental impairment, as a result of which a Participant shall have been unable, with or without reasonable accommodation, to perform the essential functions of his or her employment position for a period of at least sixteen (16) weeks during any 12-month period.

      "Dismissal Without Cause" shall mean the involuntary termination of a Participant's employment by the CMP Group on any grounds other than "cause" or the Disability of the Participant. For the purposes hereof, "cause" shall mean
(a) the willful and continued failure of the Participant substantially to perform his or her duties as an employee of the CMP Group or comply with the written policies of the CMP Group after the Company (or the Affiliate employing the Participant) has delivered to him or her a written demand for substantial performance or compliance that specifies such failure in reasonable detail; (b) illegal conduct or gross misconduct by the Participant, in either case that is willful and results (or is reasonably likely to result) in material damage to the business or reputation of the CMP Group; or (c) the resignation by the Participant from his or her employment following his or her act or omission which would constitute grounds for dismissal for "cause" hereunder. No act or failure to act on the part of a Participant (other than non-compliance with lawful instructions given to him or her by the CMP

Group) shall be considered "willful" unless it is done or omitted to be done by him or her in bad faith or without reasonable belief that such action or omission was in the best interests of the CMP Group.

      "Fair Market Value" shall mean the fair market value of a share of Class A Stock, which shall be (a) the Closing Price on the trading day immediately preceding the date of determination of fair market value or (b) if the Company is privately held and the Class A Stock is not publicly traded, the fair market value of a share of Class A Stock as determined by such method as the Committee shall reasonably designate.

      "Leeds Family" shall mean Gerard G. Leeds, Liselotte J. Leeds, Michael S. Leeds, Richard A. Leeds, Daniel H. Leeds, Greg Jobin-Leeds and Jennifer Leeds-Lukehart.

      "Option" shall mean the right of a Participant to purchase any Share pursuant to the Plan.

      "Option Adjustment" shall have the meaning specified in Section 8.2.

      "Option Price" shall mean the price at which a Participant may purchase a Share pursuant to an Option.

      "Participant" shall mean a person who holds an Option granted to him or her under the Plan.

      "Resignation For Good Reason" shall mean a Participant's resignation from his or her employment with the CMP Group after the CMP Group has, without the Participant's consent, (i) materially reduced his or her package of compensation and benefits, (ii) materially diminished his or her position, authority, duties or responsibilities, or (iii) required him or her to report regularly to an office located more than fifty (50) miles from the office of the CMP Group to which he or she theretofore reported.

      "Retirement" shall mean the retirement of a Participant from employment with the Company upon or after attaining the age of sixty-five (65), or such earlier age as the Committee may in its sole discretion approve.

      "Share" shall have the meaning specified in Article III.

      "Shareholders' Agreement" shall mean that certain Shareholders' Agreement entered into as of June 30, 1991 by and among the Company, certain of the Affiliates and the members of the Leeds Family for the purpose of ensuring continuity of control of the Company by the Leeds Family.

      "Stock Option Agreement" shall mean the agreement entered into between the Company and a Participant setting forth the terms and conditions applicable to an Option granted to such Participant under the Plan.

                                   ARTICLE XIV
                                   SUCCESSORS

      All obligations of the Company under the Plan with respect to Options granted hereunder shall be binding on any successor to the Company and shall survive any purchase, merger, consolidation or other disposition of all or substantially all of the business and/or assets of the Company.

                                   ARTICLE XV
                                  MISCELLANEOUS

SECTION 15.1.    APPLICABLE LAW.

      To the extent not preempted by federal law, the Plan and all agreements hereunder (including all Stock Option Agreements) shall be governed by and construed and enforced in accordance with the laws of the State of New York, without reference to its principles regarding choice or conflicts of law, and in accordance and consistent with any election by the Company to be treated as an S corporation for tax purposes.

SECTION 15.2.    SEVERABILITY.

      In the event that any provision of the Plan shall be held for any reason to be illegal or invalid under applicable law or under any election by the Company to be treated as an S corporation for tax purposes, such provision shall be ineffective to the extent of such illegality or invalidity without affecting the remainder of such provision or any other provision of the Plan.

SECTION 15.3.    GENDER AND NUMBER.

      Except when otherwise indicated by the context, references herein to one gender shall include the other genders, and references herein to the singular or plural shall include the plural or singular.

SECTION 15.4.    HEADINGS.

      The headings of the Articles and Sections of the Plan are for convenience of reference only and shall not be considered in interpreting or construing the Plan.